UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011 (March 31, 2011)

Mediware Information Systems, Inc.

(Exact name of registrant as specified in its charter)

New York	1-10768	11-2209324
(State or Other Jurisdiction	(Commission File Number)	(I.R.S.Employer
of Incorporation)		Identification No.)

11711 West 79th Street, Lenexa, KS	66214
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (913) 307-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

By press release dated March 31, 2011, Mediware Information Systems, Inc. (the "Company") announced that it has signed an agreement to acquire the home medical equipment, home health and home infusion related business assets of the Atlanta-based software and services company,  CareCentric National LLC. A copy of the full text of this press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit 99.1	Press Release of Mediware Information Systems, Inc., dated March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIWARE INFORMATION SYSTEMS, INC.

Date: March 31, 2011	By:	/s/ T. Kelly Mann
T. Kelly Mann Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Mediware Information Systems, Inc., dated March 31, 2011.

4